UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2015

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

(Exact Name of Registrant as Specified in Charter)

Switzerland	001-32938	98-0681223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Gubelstrasse 24

Park Tower, 15th Floor

6300 Zug, Switzerland

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 41-41-768-1080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Allied World Assurance Company Holdings, AG (the “Company”) held its 2015 Annual General Meeting of Shareholders on April 30, 2015 (the “2015 Annual Shareholder Meeting”).  At the 2015 Annual Shareholder Meeting, the Company’s shareholders approved the proposals listed in Item 5.07.  The amendments to the Company’s Articles of Association (the “Articles of Association”) listed in Proposals 1 through 6 in Item 5.07 are effective as of April 30, 2015 and are reflected in the Company’s Articles of Association, as amended and restated, attached hereto as Exhibit 3.1 and incorporated herein by reference.  The amendments to the Articles of Association to reduce the Company’s share capital through the cancellation of a portion of shares held in treasury (Proposal 17) will become effective upon the registration of such amendment with the Commercial Register in the Canton of Zug, Switzerland, at which time the Company will file amended Articles of Association.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company’s shareholders considered the following proposals, each of which is described in greater detail in the Company’s definitive proxy statement dated March 13, 2015.

Proposal 1                                       Approval of Change of the Company’s Swiss Registered Office

The Company’s shareholders approved an amendment to the Articles of Association to change the Company’s Swiss Registered Office.

For	Against	Abstain
77,680,348	2,478	360,726

Proposal 2                                       Approval of the Duties of the Compensation Committee

The Company’s shareholders approved an amendment to the Articles of Association to define the duties of the Compensation Committee.

For	Against	Abstain	Broker Non-Votes
69,107,299	3,272	357,785	8,575,196

Proposal 3                                       Approval of the Company’s Compensation Principles

The Company’s shareholders approved an amendment to the Articles of Association to define the Company’s compensation principles.

For	Against	Abstain	Broker Non-Votes
68,472,226	638,352	357,778	8,575,196

Proposal 4                                       Approval of Notice Period Limits and a Prohibition Against Loans and Credit

The Company’s shareholders approved an amendment to the Articles of Association to limit the notice period in employment agreements with executive officers and agreements with directors, and to prohibit loans and credit to executives and directors.

For	Against	Abstain	Broker Non-Votes
68,568,597	542,781	356,978	8,575,196

Proposal 5                                       Approval to Limit the Number of Outside Board Seats

The Company’s shareholders approved an amendment to the Articles of Association to limit the number of outside board seats the Company’s directors and executives may hold.

For	Against	Abstain	Broker Non-Votes
69,069,824	40,748	357,784	8,575,196

Proposal 6                                       Approval of Say-on-Pay Votes as Required under Swiss Law

The Company’s shareholders approved an amendment to the Articles of Association to provide for say-on-pay votes as required under Swiss law.

For	Against	Abstain	Broker Non-Votes
69,108,038	2,451	357,867	8,575,196

Proposal 7                                       Election of Directors

The Company’s shareholders elected the following directors to hold office until the Company’s Annual Shareholder Meeting in 2016:

	For	Against	Abstain	Broker Non-Votes
Barbara T. Alexander	68,838,876	141,931	487,549	8,575,196
Scott A. Carmilani	67,486,635	1,406,356	575,365	8,575,196
James F. Duffy	68,643,707	467,672	356,977	8,575,196
Bart Friedman	68,315,164	796,260	356,932	8,575,196
Patrick de Saint-Aignan	68,822,015	160,309	486,032	8,575,196
Eric S. Schwartz	68,969,856	141,523	356,977	8,575,196
Samuel J. Weinhoff	68,571,700	539,679	356,977	8,575,196

Proposal 8                                       Election of Chairman of the Board

The Company’s shareholders elected Scott A. Carmilani as the Chairman of the Board to hold office until the Company’s Annual Shareholder Meeting in 2016.

For	Against	Abstain	Broker Non-Votes
56,022,866	12,870,731	574,759	8,575,196

Proposal 9                                       Election of Compensation Committee Members

The Company’s shareholders elected the following directors as members of the Compensation Committee of the Board to serve until the Company’s Annual Shareholder Meeting in 2016:

	For	Against	Abstain	Broker Non-Votes
Barbara T. Alexander	68,852,813	129,866	485,677	8,575,196
James F. Duffy	68,901,668	210,013	356,675	8,575,196
Bart Friedman	68,685,601	426,065	356,690	8,575,196
Patrick de Saint-Aignan	68,852,469	130,113	485,774	8,575,196
Eric S. Schwartz	68,981,825	129,808	356,723	8,575,196
Samuel J. Weinhoff	68,903,475	208,158	356,723	8,575,196

Proposal 10                                Election of the Independent Proxy

The Company’s shareholders elected Buis Buergi AG as the independent proxy to serve until the conclusion of the Company’s Annual Shareholder Meeting in 2016.

For	Against	Abstain
77,660,786	7,546	375,220

Proposal 11                                Approve the 2015 Compensation for Executives as Required under Swiss Law

The Company’s shareholders approved the 2015 compensation for executives as required under Swiss law.

For	Against	Abstain	Broker Non-Votes
68,488,982	615,449	363,925	8,575,196

Proposal 12                                Approve the 2015 Compensation for Directors as Required under Swiss Law

The Company’s shareholders approved the 2015 compensation for directors as required under Swiss law.

For	Against	Abstain	Broker Non-Votes
68,738,428	227,766	502,162	8,575,196

Proposal 13                                Advisory Vote on Named Executive Officer Compensation

The Company’s shareholders approved an advisory vote on the Company’s named executive officer compensation.

For	Against	Abstain	Broker Non-Votes
68,330,803	775,701	361,852	8,575,196

Proposal 14                                Approval of the Company’s Annual Report and Financial Statements

The Company’s shareholders approved the Company’s 2014 Annual Report and its consolidated financial statements and audited statutory financial statements for the year ended December 31, 2014.

For	Against	Abstain
77,251,320	2,177	790,055

Proposal 15                                Approval of Retention of Disposable Profits

The Company’s shareholders approved the retention of disposable profits.

For	Against	Abstain
77,641,255	6,557	395,740

Proposal 16                                Approval of Dividend Payments

The Company’s shareholders approved the payment of dividends to the Company’s shareholders from general legal reserve from capital contributions.

For	Against	Abstain
77,649,012	2,719	391,821

Proposal 17                                Approval of Cancellation of Treasury Shares

The Company’s shareholders approved an amendment to the Articles of Association to reduce the Company’s share capital through the cancellation of a portion of shares held in treasury.

For	Against	Abstain
77,669,908	2,802	370,842

Proposal 18                                Election of Auditors

The Company’s shareholders elected Deloitte & Touche LLP as the Company’s independent auditor and Deloitte AG as the Company’s statutory auditor, each to serve until the Company’s Annual Shareholder Meeting in 2016.

For	Against	Abstain
77,442,213	242,364	358,975

Proposal 19                                Election of Special Auditor

The Company’s shareholders elected PricewaterhouseCoopers AG as the Company’s special auditor to serve until the Company’s Annual Shareholder Meeting in 2016.

For	Against	Abstain
77,681,532	2,595	359,425

Proposal 20                                Approval of Granting a Discharge

The Company’s shareholders approved a discharge to the Company’s board of directors and executive officers from liabilities for their actions during the year ended December 31, 2014.

For	Against	Abstain	Broker Non-Votes
68,477,261	86,532	904,563	8,575,196

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description

3.1	Articles of Association of Allied World Assurance Company Holdings, AG, as amended and restated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

Dated: May 6, 2015	By:	/s/ Wesley D. Dupont
Name: Wesley D. Dupont
Title: Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Association of Allied World Assurance Company Holdings, AG, as amended and restated.